                                                                   EXHIBIT 99.20

[MERRILL LYNCH LOGO]              COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2005-SL1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                            DEUTSCHE BANK, NA TRUSTEE

                               FEBRUARY [23], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]              COMPUTATIONAL MATERIALS FOR
                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                  SERIES 2005-SL1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME: MLMI 2005-SL1

DETAILED COLLATERAL INFO

                                                                                                              % OF   % OF
                     # OF                        AVG.    % OF GROUP                                           FULL  PRIMARY     %
                     LOANS    BALANCE          BALANCE     BALANCE    WAC   WARM  FICO  OLTV   CLTV    DTI     DOC   OWNER   CASHOUT
------------------------------------------------------------------------------------------------------------------------------------
   AGGREGATED       14,880  569,769,755.00    38,290.98    100.00   10.334   239   661  19.33  99.17  41.70   52.41   97.77   14.29
      RATE
   10.01-10.5        1,825   68,936,563.27    37,773.46     12.10   10.336   231   666  19.60  99.32  41.76   44.42   98.56   15.88
   10.501-11         2,420   93,338,504.93    38,569.63     16.38   10.871   245   655  19.76  99.39  41.48   39.25   97.57   13.12
  11.001-11.5        2,250   73,353,026.58    32,601.35     12.87   11.323   260   639  19.53  99.53  41.17   46.36   99.09   14.00
11.501 - 12.000      1,078   35,744,735.57    33,158.38      6.27   11.878   259   635  18.88  99.03  42.16   43.13   97.79   13.31
12.001 - 12.500        866   23,082,764.07    26,654.46      4.05   12.302   244   617  17.84  98.80  41.89   44.90   97.13   14.29
12.501 - 13.000        355   10,395,782.03    29,283.89      1.82   12.917   233   614  18.79  98.47  42.40   34.57   95.93   12.29
13.001 - 13.500         94    3,851,821.79    40,976.83      0.68   13.081   292   630  19.42  99.46  43.78    3.78   99.54    6.52
13.501 - 14.000         23      709,749.56    30,858.68      0.12   13.768   270   650  18.42  99.04  43.61   20.72  100.00   12.46
14.001 - 14.500         11      429,819.60    39,074.51      0.08   14.338   229   633  19.77  99.77  45.11    5.81  100.00   24.55
14.501 - 15.000          2       73,151.28    36,575.64      0.01   14.788   301   639  16.52  96.52  43.22    0.00  100.00   69.68

     FICO
N/A or Below 500
   520 - 539             1       18,429.05    18,429.05      0.00   12.990   173   528  10.00  90.00  44.91  100.00  100.00    0.00
   540 - 559             4       93,614.35    23,403.59      0.02   13.156   239   544  10.58  80.88  40.65   62.59  100.00   49.04
   560 - 579           150    3,122,496.95    20,816.65      0.55   12.648   232   575  18.59  99.08  43.02   99.36  100.00    8.89
   580 - 599           479   12,499,828.51    26,095.68      2.19   11.857   242   592  18.73  99.20  42.36   93.48   99.58    9.53
     600-620         3,024   97,382,926.57    32,203.35     17.09   10.911   237   610  19.19  99.42  41.90   89.82   99.51   18.91
     621-640         2,678   96,583,052.56    36,065.37     16.95   10.895   247   631  19.35  99.34  41.62   59.49   99.28   16.25

     CLTV

       80
    80-84               40    2,408,335.22    60,208.38      0.42   10.076   271   696  15.29  81.59  42.53   11.27   64.18   18.73
    85-89               94    4,931,493.39    52,462.70      0.87   10.355   237   675  16.48  88.07  32.46   25.94   71.61   33.16
    90-94              505   16,800,072.72    33,267.47      2.95   10.397   219   668  14.73  91.58  38.91   27.39   72.57   23.00
    95-99            1,972   61,034,275.72    30,950.44     10.71   10.492   232   663  16.98  97.35  41.56   43.85   93.11   21.14

   2nd Home             35    1,566,707.83    44,763.08      0.27   10.399   224   698  18.15  92.45  37.37   28.94    0.00    2.33
Invest Property        374   11,130,243.57    29,760.01      1.95   10.203   205   701  15.94  90.57  34.61   33.74    0.00   12.50

DOCUMENTATION
     TYPE
   Stated Doc        3,207  152,405,349.68    47,522.72     26.75   10.380   222   682  19.33  98.58  42.06    0.00   95.94   10.45
  Reduced Doc        3,095  114,406,659.00    36,964.99     20.08   10.935   244   669  19.21  99.22  41.11    0.00   98.65   11.98
    No Doc              14    1,019,595.00    72,828.21      0.18    9.742   293   721  17.91  86.85   1.00    0.00   78.65   22.47

Cash Out             2,078   81,413,316.39    39,178.69     14.29   10.333   222   650  18.99  98.31  41.66   61.74   98.25  100.00

2-4 Family             623   30,096,861.03    48,309.57      5.28   10.333   257   683  18.24  96.85  41.62   42.34   86.45    8.04

DEBT TO INCOME
    RATIO
    40-45            4,120  162,525,878.10    39,448.03     28.52   10.466   249   661  19.38  99.32  42.82   46.43   98.64   12.02
    45-50            4,536  186,190,856.58    41,047.37     32.68   10.306   229   660  19.30  99.40  47.82   52.47   98.72   14.69
    50-55              442   19,468,045.33    44,045.35      3.42    9.897   223   664  19.31  99.11  51.90   80.09   97.93   19.17
greater than 55         15      538,589.92    35,905.99      0.09   10.357   251   664  18.70  99.00  57.56   78.61  100.00   20.78

Prepayment Penalty   5,782  256,055,920.76    44,285.01     44.94   10.152   261   660  19.43  99.10  41.81   60.62   98.27   13.76

   SENIOR LTV
40.001 - 45.000          1       32,869.61    32,869.61      0.01    8.950   173   709  12.22  61.11  20.87  100.00  100.00    0.00
45.001 - 50.000          9      921,154.14   102,350.46      0.16    9.723   286   673  23.24  77.48  22.25   12.98   47.06   74.07
50.001 - 55.000         14    1,579,018.66   112,787.05      0.28    9.982   239   685  21.44  79.83  45.08   25.07   98.74   46.31
55.001 - 60.000         19    1,741,410.88    91,653.20      0.31    9.781   244   681  19.58  83.35  37.39   23.38   65.48   34.55
65.001 - 70.000        163   11,476,777.17    70,409.68      2.01   10.185   217   699  21.37  90.82  34.35   16.39   55.21   16.04
70.001 - 75.001        133    6,045,422.05    45,454.30      1.06   10.268   239   678  21.89  95.64  40.96   38.77   87.29   22.07
75.001 - 80.000     13,207  518,781,487.64    39,280.80     91.05   10.339   241   659  19.68  99.63  41.82   53.65   99.22   13.68
80.001 - 85.000        630   17,496,448.50    27,772.14      3.07   10.154   204   670  13.81  98.16  42.79   30.18   98.30   15.79
   95.001 >=